POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, THAT I, Robert E. Dolan, have made, constituted and appointed, and by these presents do make, constitute and appoint, Stephen
G. Bondi, Steven M. Joenk or James E. McKee, and any one of them acting separately, my true and lawful attorneys for me and in my name, place and stead solely for the purpose of executing, filing or delivering on behalf of Lynch Corporation or any of its subsidiaries any and all statements on Schedule 13D under the Securities and Exchange Act of 1934, and any amendments thereof and any filing agreement relating thereto, giving and granting unto
said attorneys full power and authority to do and perform all and every such act as fully,
to all intents and purposes, as I might or could do if personally present, with full power of
substitution and revocation, hereby ratifying and confirming all that said attorneys or their substitute shall lawfully do or cause to be done by virtue hereof. By this instrument, I do also cancel and revoke any and all prior authorizations, appointments or powers of attorney
made, granted or given by me with respect to the matters covered hereby. This instrument may not be changed orally.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3rd day of July, 1995.



                              ________________________________________
                              Robert E. Dolan





     BE IT KNOWN, that on this 3rd day of July, 1995, before me, Carole L. Rau, a Notary Public in and for the State ofConnecticut, duly commissioned and sworn, personally came and appeared Robert E. Dolan, to me known, and known to me to be the
same person described in and who executed the Power of Attorney, and acknowledge d the within Power of Attorney to be his act and deed.

     IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my seal of office, the day and year last above written.



                              __________________________________________
                              Notary Public








                         POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, THAT I, Robert E. Dolan, have made, constituted and appointed, and by these presents do make, constitute and appoint, Stephen
G. Bondi and J. Hamilton Crawford, Jr., my true and lawful attorneys for me and in my name, place and stead with respect to executing any and all statements on
Schedule 13D
under the Securities and Exchange Act of 1934, and amendments thereof and any filing agreement relating thereto, giving and granting unto said attorneys full power and authority to do and perform all and every such act as fully, to all intents and purposes, as I might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorneys or their substitute shall lawfully do or cause to be done by virtue hereof. This instrument may not be changed orally.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 5th day of January, 1995.



                              ________________________________________
                              Robert E. Dolan





     BE IT KNOWN, that on this 5th day of January, 1995, before me, Mary J. Carroll, a Notary Public in and for the State of Connecticut, duly commissioned and sworn, personally known, and known to me to be the same person described in and who executed the Power of Attorney, and acknowledged the within Power of Attorney to be his act and deed.

     IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my seal of office, the day and year last above written.



                              __________________________________________
                              Notary Public

                         POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, THAT I, Joseph H. Epel, have made, constituted and appointed, and by these presents do make, constitute and appoint, Stephen
G. Bondi, Steven M. Joenk or James E. McKee, and any one of them acting separately, my true and lawful attorneys for me and in my name, place and stead solely for the purpose of executing, filing or delivering on behalf of Lynch Corporation or any of its subsidiaries any and all statements on Schedule 13D under the Securities Exchange Act of 1934, and any amendments thereof and any filing agreement relating thereto, giving and granting unto said attorneys full power and authority to do and perform all and every such act as fully, to all intents and purposes, as I might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorneys or their substitute shall lawfully do or cause to be done by virtue hereof. By this instrument, I do also cancel and revoke any and all prior authorizations, appointments or powers of attorney made, granted or given by me with respect to the matters covered hereby. This instrument
may not be changed orally.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3rd day of July, 1995.



                              ________________________________________
                              Joseph H. Epel




     BE IT KNOWN, that on this 3rd day of July, 1995, before me, Carole L. Rau, a Notary Public in and for the State of Connecticut, duly commissioned and sworn, personally came and appeared Joseph H. Epel, to me known, and known to me to be the same person described in and who executed the Power of Attorney, and acknowledged the within Power of Attorney to be his act and deed.

     IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my seal of office, the day and year last above written.



                              __________________________________________
                              Notary Public




                         POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, THAT I, Joseph H. Epel, have made, constituted and appointed, and by these presents do make, constitute and appoint, Stephen
G. Bondi and J. Hamilton Crawford, Jr., my true and lawful attorneys for me and in my name, place and stead solely for the purpose of executing, filing or delivering on behalf of
Lynch Corporation or any of its subsidiaries any and all statements on Schedule 13D under the Securities Exchange Act of 1934, and any amendments thereof and any filing agreement relating thereto, giving and granting unto said attorneys full power and authority to do and perform all and every such act as fully, to all intents and purposes, as I might or could do
if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorneys or their substitute shall lawfully do or cause to be done by virtue hereof. By this instrument, I do also cancel and revoke any and all prior authorizations, appointments or powers of attorney made, granted or given by me with respect to the matters covered hereby. This instrument may not be changed orally.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 5th day of January, 1995.



                              ________________________________________
                              Joseph H. Epel




     BE IT KNOWN, that on this 5th day of January, 1995, before me, Mary J. Carroll, a Notary Public in and for the State of Connecticut, duly commissioned and sworn, personally came and appeared Joseph H. Epel, to me known, and known to me to be the same person described in and who executed the Power of Attorney, and acknowledged the within Power of Attorney to be his act and deed.

     IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my seal of office, the day and year last above written.



                              __________________________________________
                              Notary Public

                         POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, THAT I, Mario J. Gabelli, have made, constituted and appointed, and by these presents do make, constitute and appoint , Stephen
G. Bondi, Steven M. Joenk or James E. McKee, and any one of them acting separately, my true and lawful attorneys for me and in my name, place and stead solely for the purpose of executing, filing or delivering any and all statements on Schedule 13D or Forms 3, 4 or 5 under the Securities Exchange Act of 1934, and any amendments thereof and any filing agreement relating thereto, giving and granting unto said attorneys full power and authority to do and perform all and every such act as fully, to all intents and purposes, as I might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorneys or their substitute shall lawfully do or cause to be done by virtue hereof. By this instrument, I do also cancel and revoke any and all prior authorizations, appointments or powers of attorney made, granted or given by me with respect to the matters covered hereby. This instrument may not be changed orally.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 30th day of June, 1995.



                              ________________________________________
                              Mario J. Gabelli





     BE IT KNOWN, that on this 30th day of June, 1995, before me, Mario J. Gabelli, personally known, and known to me to be the same person described in and who executed the Power of Attorney, and acknowledged the within Power of Attorney to be his act and deed.

     IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my seal of office, the day and year last above written.



                              __________________________________________
                              Notary Public